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                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, dated February 29, 2000, included in this Form 10-K, into the Company's previously filed Registration Statements Files No. 333-48407,
No. 333-48417, No. 333-58747, No. 333-77093, No. 333-77827 and No. 333-94697.




Vienna, VA
March 9, 2000